Exhibit 10.2.5

AMENDMENT NO. 5

TO THE

CATHAY BANK EMPLOYEE STOCK OWNERSHIP PLAN

Cathay General Bancorp (the “Company”) hereby amends the above-named plan (the “Plan”), effective as of March 28, 2005, as follows:

1. Section 6.1(b) of the Plan is hereby amended by deleting the reference to “$3,500 (or $5,000 for Plan Years beginning after August 5, 1997)” where it appears and replacing it with “$1,000”.

2. Section 6.2(a)(ii)(B) of the Plan is hereby amended by deleting the reference to “$3,500 (or $5,000 for Plan Years beginning after August 5, 1997)” where it appears and replacing it with “$1,000”.

3. Section 9.4(c) of the Plan is hereby amended by deleting the reference to “$3,500 (or $5,000 for Plan Years beginning after August 5, 1997)” where it appears and replacing it with “$1,000”.

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The Company has caused this Amendment No. 5 to be signed on the date indicated below, to be effective as indicated above.

“Company”

CATHAY GENERAL BANCORP

Dated: November 17, 2005	By:	/s/ Michael M.Y. Chang
Michael M.Y. Chang

	Its:	Secretary